INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2015
Income Taxes Tables
Deferred tax asset

The income tax effect of temporary differences between financial and tax reporting and net operating loss carryforwards gives rise to a deferred tax asset at December 31, 2015 and 2014 as follows:

	2015	2014
Deferred tax asset –NOL’s	$11,040,000	$6,800,000
Less valuation allowance	(11,040,000)	(6,800,000)
Net deferred tax asset	$-	$-